Note 16 - Income Tax - Reconciliation of Provision for Income Taxes (Details) - CAD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2023	Nov. 30, 2022
Statement Line Items [Line Items]
Net loss for the year before taxes	$ (25,549)	$ (14,409)
Canadian statutory income tax rate	27.00%	27.00%
Expected tax recovery	$ (6,898)	$ (3,890)
Non-deductible permanent differences	2,392	2,407
Change in unrecognized deferred income tax assets	8,982	351
Other	424	(77)
Tax expense (recovery) for the year	$ 4,900	$ (1,209)